DEMAND BANK LOANS	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
DEMAND BANK LOANS
NOTE4. - DEMAND BANK LOANS

The demand loan that is among the Company’s short term liabilities is payable to a commercial bank under a revolving credit agreement and is guaranteed by a shareholder of the Company.  This loan had a balance of $174,925 at June 30, 2011 and December 31, 2010, respectively. The Company is required to pay interest monthly at an annual rate of 0.75% above the prime rate, or 4.00% at June 30, 2011 (as compared to 4.00% at December 31, 2010). The Company is current in meeting this interest payment obligation. The terms of the demand loan includes an annual “clean-up” provision, which requires the Company to repay all principal amounts outstanding for a period of 30 consecutive days every year. The Company has not complied with this requirement; however, the bank has not demanded payment.

NOTE 4. - DEMAND BANK LOANS

The demand loan is payable to a commercial bank under a revolving credit agreement and is guaranteed by a member of the Company.  This loan has a balance of $174,925 at both December 31, 2010 and 2009. The Company is required to pay interest monthly at 0.75% above the prime rate, or 4.00%, at December 31, 2010 (4.00% - 2009). The Company has met this interest payment obligation. The terms of the demand loan includes an annual “clean-up” provision, which require the Company to repay all principal amounts outstanding. The Company has not complied with this requirement; however, the bank has not demanded payment.